BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
AND BJB INTERNATIONAL EQUITY FUND
                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1996
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

    I am pleased to report on the activity and performance of the BJB Investment Funds for the fiscal year ended October 31, 1996. Each Fund performed well during the year in both absolute and relative terms. Reflecting trends in the underlying markets, the BJB Global Income Fund did well during the first fiscal quarter, treaded water for the next few months, and then advanced strongly in the latter half of the year. The equity market pattern was somewhat different and the BJB International Equity Fund achieved its gains during the first 8 months of the year and held steady thereafter.

BJB GLOBAL INCOME FUND

    For the fiscal year ended October 31, 1996, the BJB Global Income Fund ('Income Fund') returned 8.25% compared with 5.61% for the equally blended Salomon Brothers World Government Bond Index and the Lehman Brothers Intermediate Government/Corporate Bond Index.

    The twelve months ended October 1996 can be characterized for the bond markets as the year of the 'high-yielders.' In Europe, Italy and Spain were the best performing markets, while among the 'dollar-bloc' markets, Australia and New Zealand performed well. Cuts in short term interest rates and increased optimism over the single European currency produced an environment good for so-called 'convergence trades' in Europe. In Australia and New Zealand, strong currencies supplemented declining bond yields to produce positive returns.

    In the U.S., the Federal Reserve began the year by cutting the Fed Funds rate by 25 basis points to 5.25%. This was in response to the benign inflation outlook and as 'insurance' against a faltering economy. The bond market rally that ensued was quickly reversed, after some stronger-than-expected employment data pointed to a rebound in growth. The yield on the 30-year bond rose more than 100 basis points as the market began to anticipate that a rise in interest rates would be necessary. In fact, however, there was no official action and the Fed remained on hold. A weakening in data towards the end of the Income Fund's fiscal year vindicated this decision, and the bond market closed October having rallied approximately 80 basis points in yield from its high-point and with a firm tone.

    The peripheral 'dollar-bloc' markets, with the exception of New Zealand, saw a series of interest rate cuts. The Bank of Canada brought short-term rates substantially below those in the U.S., forcing a sharp contraction in spreads on longer maturity bonds. Weakness in the Canadian dollar observed early in the year was reversed in September and October as the perception that growth was recovering took hold. Consequently, the exchange rate moved from about the 1.37 level down to 1.33 versus the U.S. dollar. In Australia, declining inflation allowed the Reserve Bank to cut rates by 50 basis points to 7%. In New Zealand the combination of easy fiscal policy offset by tight monetary policy supported the New Zealand dollar and added to performance. Both Australia and New Zealand experienced substantial inflows of capital from Japan over the year, attracted by the high yields available. This helped both currencies to appreciate versus the U.S. dollar.

    In Japan, the continued weakening of the yen left the bond market as the worst performing market during the year. The authorities continued to support the bond market in an attempt to allow the troubled banking system to rebuild balance sheets. Indeed, the bond market rallied in the latter part of the year on concerns that the economic recovery was faltering. However, with yields on 10-year bonds now well below the 3% level and a belief that the economic recovery is sustainable, we continue to see no value in the Japanese bond market.

    In Europe, the high yielding markets have seen tough budgets and declining inflation. With increasing optimism that both Spain and Italy will reduce their respective deficits to levels that will allow them to participate in the single European currency in the first round, these markets have performed well. Growth remained subdued and although official interest rates started to decline in response to lower inflation, there is still potential for substantially lower rates. The exception to this is the United Kingdom, where the economy is improving and rates are rising. This has supported sterling, which began to rise in October. In the core European countries, a declining deutschemark versus the dollar meant that these markets performed relatively poorly in dollar terms. The Bundesbank continued to cut rates, partly to give a boost to prospects for the common currency, but also in response to subdued domestic activity. This led to the deutschemark falling towards 1.55 versus the U.S. dollar.

    The Adviser's outlook for the coming year calls for no substantial change in the overall level of growth among the G7 countries, but a marked change in the make-up of that growth. Growth is likely to increase in core Europe, led by a rebound in Germany, but to slow in the U.K. The economies of the high-yield countries will remain subdued and, therefore, despite the recent strong performance, these markets are expected to continue to improve. In the U.S., activity has declined. Although there is a risk of an increase in inflation arising from wage pressures associated with the very low level of unemployment, it is likely that the Federal Reserve will remain on hold and even lower rates in 1997. The peripheral 'dollar-bloc' markets of Australia and New Zealand, where substantially higher yields are available, are still expected to outperform the indices. As mentioned earlier, we see no value in the Japanese bond market and will await markedly higher yields before reentering that market. In currencies, the outlook for the dollar is negative if the growth mix described above takes hold, but it may be that the dollar will remain well supported in the near-term.

THE INTERNATIONAL EQUITY FUND


    The BJB International Equity Fund ('Equity Fund') outperformed both the MSCI EAFE Index and our average competitor over the 6 and 12 month periods ending October 31, 1996. The Equity Fund returned 2.79% for the past 6 months and 12.73% over the past 12 months versus MSCI EAFE returns of -2.42% and +10.47% over comparable periods. Returns for the Lipper International Equity Fund Index, a reasonable proxy for our competitors, were +0.50% and +12.65% respectively.

    The Adviser's major strategy for geographic allocation has been to overweight Europe at the expense of Japan. The Equity Fund holds 67% of its assets in Europe versus 54% for the MSCI EAFE index. We sense that Europe is still in the early stages of a multi-year earnings growth expansion and many companies will be beneficiaries of positive structural changes taking place on the Continent. The fiscal-monetary policy mix in Europe referred to earlier is normally quite favorable for share prices. The Equity Fund holds only 12% of its assets in Japan versus 35% for the market capitalization weighted index. Although Japan is now far more favorably valued than it was during the 'bubble years' of the mid to late 1980s, we are waiting for clearer signs that domestic Japanese money managers are ready to return to the market. Ironically, weakness in Japan's government bond market may be the signal that shares are ready to benefit from local funds flows, for local investors have had few reasons to venture beyond the bond market in recent years. The underweight Japan/overweight Europe strategy has been a major contributor to the Equity Fund's return advantage over the EAFE index. The trailing 12 months return for the MSCI Europe Index was a gain of 17.47% versus a loss of -0.83% for Japan over the same period.

    We have a strategic allocation of between 5% and 25% of Equity Fund assets to countries we view as emerging markets. Currently, our 17% weighting is in the middle of this range, and has roughly doubled from our exposure level 12 months ago. The past year generally has not been kind to investors in developing countries, particularly in Asia. Investors in Asian shares have been forced to reassess their vision of endless growth amid billions of consumers. Export growth has slowed, particularly for countries dependent on the volatile electronics industry. The legendary savings habits of the overseas Chinese community that dominates the business community in many smaller Asian countries result in high investment rates, but have also led to a degree of over-investment. This has created excess capacity that has reduced pricing flexibility and profit margins in industries as diverse as petrochemicals, semiconductor production, and paper manufacturing. Banks in Asia are extremely dependent on the health of the real estate sector. Property declines in Thailand led to a massive downward revision to financial sector share prices. High local interest rates in many countries also were an impediment to share markets. The keys to success with emerging markets over the past twelve months were to own Eastern Europe and Russia in the first half of 1996, own Hong Kong in the second half of 1996, and to own Telebras throughout. We are pleased to report some success on all three fronts. We also believe emerging markets generally offer real strategic benefits for the Equity Fund, and future progress may be somewhat easier as we get further away from the overly speculative boom of 1993.

    The U.S. dollar rose 8% and 12% versus the deutschemark and yen respectively over the past year. We hedged roughly 20% of our foreign assets back into U.S. dollars to reduce currency risk. Currency hedging will continue to be used as needed, but it is done in moderation within prescribed ranges. We believe the best long term results are unlikely to flow from an overly aggressive hedging policy.

    We remain optimistic about general prospects for international shares and continue to keep the Equity Fund close to 100% invested. We expect slower growth in U.S. corporate profitability over the coming year relative to European and Japanese companies. Stronger relative overseas growth in a low inflation environment will, we think, confirm the wisdom of international diversification for our shareholders.

                                         Sincerely,

                                         /s/David E. Bodner

                                         David E. Bodner
                                         President
                                         December 6, 1996

BJB Investment Funds
BJB Global Income Fund
-------------------------------------------------------------------------------
It is the Income Fund's policy to distribute dividends of net investment income monthly and capital gains, if any, annually.

Average Annual Total Return* (unaudited)
-------------------------------------------------
Year Ended 10/31/96 .............................    8.25%
Inception (7/1/92) through 10/31/96..............    7.14%

---------------
* All average annual total return figures shown reflect the reinvestment of dividends and capital gains. The Income Fund shares commenced operation on July 1, 1992 and the service providers waived their advisory, sub-advisory and administration fees from 7/1/92 to 10/31/92; without such waivers and reimbursements, total returns would be lower.

                     Growth of $10,000 invested in
               Class A shares of BJB Global Income Fund
       vs. a Blended Lehman Brothers and Salomon Brothers Index
                    July 1, 1992--October 31, 1996+

                          [PERFORMANCE GRAPH]

               Income Fund     Salomon & Lehman
              Class A Shares       Combined
              --------------   ----------------
July 1992        $10,000           $10,000
Oct. 1992         10,468            10,314
Apr. 1993         10,781            10,987
Oct. 1993         11,341            11,546
Apr. 1994         11,018            11,331
Oct. 1994         10,939            11,538
Apr. 1995         11,690            12,622
Oct. 1995         12,460            13,327
Apr. 1996         12,755            13,354
Oct. 1996         13,488            14,075

---------------
+ Hypothetical illustration of $10,000 invested on July 1, 1992 assuming reinvestment of dividends and capital gains through October 31, 1996.

  This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment in the Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains. The benchmark index for performance comparison consists of 50% of Salomon Brothers World Government Bond Index and 50% of the Lehman Brothers Intermediate Government/Corporate Bond Index.


  Note: All figures cited here and on the following pages represent past performance of the Income Fund and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost.

BJB Investment Funds
BJB International Equity Fund
-------------------------------------------------------------------------------
It is the Equity Fund's policy to distribute dividends of net investment income monthly and capital gains, if any, annually.

Average Annual Total Return* (unaudited)
-------------------------------------------------
Year Ended 10/31/96 .............................    12.73%
Inception (10/4/93) through 10/31/96.............    (1.52)%

---------------
* All average annual total return figures shown reflect the reinvestment of dividends and capital gains. The Equity Fund shares commenced operation on October 4, 1993. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Advisor and/or Administrator. Without such waivers and reimbursements, total returns would be lower.

                     Growth of $10,000 invested in
            Class A shares of BJB International Equity Fund
                     vs. Morgan Stanley EAFE Index
                   October 4, 1993--October 31, 1996+

                          [PERFORMANCE GRAPH]

                Equity Fund     Morgan Stanley
               Class A Shares    EAFE Index
               --------------   --------------
Oct. 1993         $10,000          $10,000
Apr. 1994           9,608           10,798
Oct. 1994           9,440           11,261
Apr. 1995           7,970           11,401
Oct. 1995           8,462           11,219
Apr. 1996           9,281           12,701
Oct. 1996           9,540           12,394

---------------
+ Hypothetical illustration of $10,000 invested on October 4, 1993 assuming reinvestment of dividends and capital gains through October 31, 1996.

  This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the Equity Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains. The Morgan Stanley EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product.

  Note: All figures cited here and on the following pages represent past performance of the Equity Fund and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                               VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                       -----------
FOREIGN GOVERNMENT BONDS -- 36.8%

                          UNITED KINGDOM -- 9.8%
                          United Kingdom Gilts:
GBP              365,000  9.750% due 8/27/2002..............................................................   $   659,748
                 360,000  6.750% due 11/26/2004.............................................................       558,957
                 134,000  7.500% due 12/07/2006.............................................................       216,237
                                                                                                               -----------
                                                                                                                 1,434,942
                                                                                                               -----------
                          ITALY -- 4.8%
                          Government of Italy,
ITL          960,000,000  10.500% due 11/01/2000............................................................       698,573
                          AUSTRALIA -- 4.7%
                          Government of Australia,
AUD              740,000  10.000% due 12/15/2006............................................................       687,743
                          DENMARK -- 3.7%
                          Kingdom of Denmark,
DKK            3,070,000  7.000% due 12/15/2004.............................................................       541,395
                          NEW ZEALAND -- 2.5%
                          New Zealand Government,
NZD              490,000  8.000% due 4/15/2004..............................................................       360,517
                          FRANCE -- 2.3%
                          Government of France (B-TAN),
FRF            1,700,000  4.500% due 10/12/1998.............................................................       336,509
                          SWEDEN -- 2.0%
                          Sweden Caisse #1036,
SEK            1,700,000  10.250% due 5/05/2000.............................................................       291,942
                          CANADA -- 1.9%
                          Canada-Global Bond,
USD              275,000  6.750% due 8/28/2006..............................................................       277,063
                          SPAIN -- 1.9%
                          Government of Spain,
ESP           31,560,000  10.100% due 2/28/2001.............................................................       275,048

                  See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1996
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                               VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                       -----------
FOREIGN GOVERNMENT BONDS -- CONTINUED

                          GERMANY -- 1.9%
                          Deutschland BundesRepublic,
DEM              390,000  6.875% due 5/12/2005..............................................................   $   272,761
                          NORWAY -- 1.3%
                          Norwegian Government,
NOK            1,085,000  9.000% due 1/31/1999..............................................................       182,607
                                                                                                               -----------
                          TOTAL FOREIGN GOVERNMENT BONDS (COST $5,100,857)..................................     5,359,100
                                                                                                               -----------
FOREIGN CORPORATE BONDS -- 11.7%
                          UNITED KINGDOM -- 4.9%
USD              700,000  Smithkline Beecham-Euro Medium Term Note,
                          7.375% due 11/10/1997.............................................................       709,450
                          NORWAY -- 3.3%
USD              500,000  Telenor,
                          5.750% due 3/26/2001,.............................................................       486,500
                          AUSTRALIA -- 2.4%
USD              360,000  Telstra Corp. Ltd,
                          6.500% due 11/28/2005,............................................................       352,800
                          NETHERLANDS -- 1.1%
USD              170,000  DSL Finance,
                          5.250% due 3/13/2001..............................................................       162,860
                                                                                                               -----------
                          TOTAL FOREIGN CORPORATE BONDS (COST $1,724,793)...................................     1,711,610
                                                                                                               -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 21.0%
                          Federal Home Loan Mortgage Corporation,
USD              195,000  6.750% due 5/30/2006..............................................................       197,048
                          Federal National Mortgage  Association:
USD            1,000,000  5.300% due 12/10/1998.............................................................       983,750
               1,000,000  6.250% due 8/12/2003..............................................................       971,250
                          Government National Mortgage Association (Pass-Through),
USD              908,377  7.500% due 9/15/2025..............................................................       911,926
                                                                                                               -----------
                          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $2,964,182)........................     3,063,974
                                                                                                               -----------


                  See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1996
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                               VALUE
CURRENCY       VALUE                                                                                            (NOTE 1)
---------  -------------                                                                                       -----------
U.S. TREASURY OBLIGATIONS -- 19.5%

                          U.S. Treasury Notes:
USD              535,000  6.625% due 6/30/2001..............................................................   $   546,182
                 410,000  6.625% due 7/31/2001..............................................................       418,585
                 335,000  7.000% due 7/15/2006..............................................................       349,449
                 780,000  6.500% due 10/15/2006.............................................................       787,067
                          U.S. Treasury Bond,
USD              425,000  6.500% due 8/15/2005..............................................................       429,067
                          U.S. Treasury Strip,
USD              400,000  5.94% due 2/15/2001...............................................................       310,000
                                                                                                               -----------
                          TOTAL U.S. TREASURY OBLIGATIONS (COST $2,789,599).................................     2,840,350
                                                                                                               -----------
ASSET-BACKED SECURITIES -- 1.8%
                          UNITED STATES
USD              261,938  Toyota Auto Receivables Grantor Trust Series 1996-A,
                          6.300% due 7/20/2001 (Cost $261,929)..............................................       263,325
                                                                                                               -----------
SHORT-TERM INVESTMENTS -- 7.4%
USD              727,881  Investors Bank & Trust Repurchase Agreement, dated 10/31/1996, due 11/01/1996, with a maturity value of $727,985 and an effective yield of 5.15%, collateralized by a Federal Home Loan Mortgage Corporation Bond, with a rate of 5.15%, a maturity
                          date of 9/01/2018, and a market value of $764,369 (at amortized cost).............       727,881
USD              355,000  U.S. Treasury Bill,
                          4.999% due 1/30/1997..............................................................       350,710
                                                                                                               -----------
                          TOTAL SHORT-TERM INVESTMENTS (COST $1,078,591)....................................     1,078,591
                                                                                                               -----------
                          TOTAL INVESTMENTS -- 98.2% (COST $13,919,951)*....................................    14,316,950
                          OTHER ASSETS AND LIABILITIES (NET) -- 1.8%........................................       267,282
                                                                                                               -----------
                          NET ASSETS -- 100.0%..............................................................   $14,584,232

                                                                                                               -----------
                                                                                                               -----------

------------------
* Aggregate cost for federal income tax purposes.

                  See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 1996

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

             CONTRACTS TO RECEIVE
             --------------------
EXPIRATION          LOCAL           VALUE IN   IN EXCHANGE   NET UNREALIZED
   DATE            CURRENCY           USD        FOR USD      APPRECIATION
----------   --------------------   --------   -----------   --------------
 11/04/96       GBP      499,042    812,344     789,983        $ 22,361
 11/04/96       NLG      336,000    198,088     196,248           1,840
 11/08/96       DEM      425,000    280,685     279,914             771
                                                               --------
     Net unrealized appreciation of forward foreign
     exchange contracts................................        $ 24,972
                                                               ========

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

             CONTRACTS TO DELIVER
             --------------------                           NET UNREALIZED
EXPIRATION          LOCAL           VALUE IN   IN EXCHANGE   APPRECIATION
   DATE            CURRENCY           USD        FOR USD    (DEPRECIATION)
----------   --------------------   --------   -----------  --------------
 11/04/96      GBP      499,042      812,344     781,000      $(31,344)
 11/04/96      NLG      336,000      198,088     197,067        (1,021)
 11/08/96      FRF    1,438,200      281,433     279,914        (1,519)
 11/12/96      AUD      856,000      678,183     675,384        (2,799)
 11/12/96      NOK    1,170,900      183,546     180,000        (3,546)
 11/15/96      DKK    3,217,683      553,997     550,031        (3,966)
 11/29/96      SEK    1,846,572      280,945     281,061           116
                                                              --------
         Net unrealized depreciation of forward foreign
         exchange contracts................................   $(44,079)
                                                              ========

FORWARD FOREIGN CROSS CURRENCY CONTRACTS



             CONTRACTS TO DELIVER                CONTRACTS TO RECEIVE
             --------------------                --------------------             NET UNREALIZED
EXPIRATION         LOCAL            VALUE IN            LOCAL          VALUE IN    APPRECIATION
   DATE          CURRENCY              USD             CURRENCY           USD     (DEPRECIATION)
----------   -------------------    --------    ---------------------  --------   --------------
 11/08/96     CAD      566,000      422,508      NLG       717,009      422,819     $    311
 11/08/96     DEM      851,187      562,155      CAD       755,000      563,593        1,438
 11/08/96     NLG      715,288      421,804      CAD       566,000      422,509          705
 07/09/97     DEM      600,000      402,506      ITL   627,600,000      409,007        6,501
 07/09/97     ITL  627,600,000      409,007      DEM       607,975      407,856       (1,151)
                                                                                    --------
       Net unrealized appreciation of forward foreign exchange contracts......      $  7,804
                                                                                    ========

                      See Notes to Financial Statements.

                                     GLOSSARY OF CURRENCIES

AUD   --   Australian Dollar                  ITL   --   Italian Lira
CAD   --   Canadian Dollar                    NLG   --   Netherlands Guilder
DEM   --   German Deutschemark                NOK   --   Norwegian Krona
DKK   --   Danish Krone                       NZD   --   New Zealand Dollar
ESP   --   Spanish Peseta                     SEK   --   Swedish Krona
FRF   --   French Franc                       USD   --   United States Dollar
GBP   --   British Pound Sterling

                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- 84.6%

AUSTRALIA-2.2%
Aberfoyle Limited......................................................................         15,000      $    31,389
Australia & New Zealand Bank Group.....................................................         24,421          142,663
Lend Lease Corp Ltd....................................................................             45              763
Sydney Harbor Casino Ltd **............................................................         60,000           85,606
The News Corporation Ltd...............................................................         19,154          109,010
Western Mining Corp Holding Ltd........................................................          7,500           47,143
                                                                                                            -----------
                                                                                                                416,574
                                                                                                            -----------
AUSTRIA-0.3%
Mayr-Melnhof**.........................................................................          1,000           49,069
                                                                                                            -----------
BELGIUM-0.5%
Barco NV (Industries)**................................................................            303           49,836
Generale de Banque SA..................................................................            145           50,673
                                                                                                            -----------
                                                                                                                100,509
                                                                                                            -----------
BRAZIL-0.7%
Cia Cervejaria Brahma..................................................................        125,000           77,262
Telecomunicacoes Brasileiras...........................................................            800           59,600
                                                                                                            -----------
                                                                                                                136,862
                                                                                                            -----------
CANADA-0.4%
Barrick Gold Corp......................................................................          3,000           78,375
                                                                                                            -----------
DENMARK-1.5%
Carlsberg AS-Class B...................................................................          2,000          126,284
Magasin Wessel & Vett**................................................................            720           48,064
Oticon Holding.........................................................................            700          112,606
                                                                                                            -----------
                                                                                                                286,954
                                                                                                            -----------


                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1996
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED

FINLAND-3.6%
Nokia (ORD)............................................................................          3,000      $   138,589
Orion AS Class B**.....................................................................          2,900           98,159
Raision Tehtaat Oy.....................................................................          2,760          170,408
Tt Tieto Oy Class B....................................................................          1,100           73,665
Upm-Kymmeme............................................................................          6,000          121,720
Valmet Class A.........................................................................          6,000           92,613
                                                                                                            -----------
                                                                                                                695,154
                                                                                                            -----------
FRANCE-9.5%
Banque National de Paris...............................................................          2,700          101,029
Canal Plus.............................................................................            450          111,433
Carrefour Supermarche..................................................................             90           49,942
Cent Assurances Gen France.............................................................          3,000           88,489
Cie Generale des Eaux..................................................................            660           78,877
Compagnie de Saint Goban...............................................................            650           87,726
Compagnie Financiere de Paribas........................................................             82            5,277
Credit National........................................................................          1,900          100,342
Dassault Aviation SA...................................................................            800          162,269
Dassault Systemes**....................................................................          3,000          129,095
Lafarge Coppee.........................................................................             28            1,680
Lagardere Groupe.......................................................................          3,700          116,880
L'Oreal................................................................................            357          120,874
LVMH Company...........................................................................            435           99,635
Michelin, Class B (Registered).........................................................          2,020           97,395
SEB Group..............................................................................            400           80,978
Sidel..................................................................................          1,040           69,388
Synthelabo.............................................................................          1,100          104,998
Technip SA.............................................................................            425           37,151
Total SA-Class B.......................................................................          1,124           87,919
Valeo..................................................................................          1,340           80,413
                                                                                                            -----------
                                                                                                              1,811,790

                                                                                                            -----------

                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1996
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED

GERMANY-9.4%
Adidas (ORD)...........................................................................          1,300      $   111,387
Allianz AG Holdings....................................................................              3            5,383
Altana Ind-Aktien......................................................................            150          119,810
Bayer AG...............................................................................          4,000          151,073
Daimler Benz AG........................................................................          1,800          105,697
Deutsche Bank AG.......................................................................          3,000          139,026
Fresenius AG...........................................................................            650          140,521
Fresenius Medical Care ADR **..........................................................          3,000           89,250
Hoechst AG.............................................................................          4,000          150,571
Mannesmann AG..........................................................................            290          112,694
Puma AG **.............................................................................          2,100           62,034
Rhoen-Klinikum.........................................................................            600           72,084
Siemens AG German (ORD)................................................................          1,000           51,654
Veba AG................................................................................          2,000          106,634
Volkswagen AG..........................................................................            400          158,354
Vossloh AG.............................................................................          3,500          111,592
Wella AG Dm50..........................................................................            190          108,364
                                                                                                            -----------
                                                                                                              1,796,128
                                                                                                            -----------
HONG KONG-2.6%
Cheung Kong Infrastructure **..........................................................         32,000           59,595
Cheung Kong............................................................................          8,000           64,147
China-HK Photo Product Hld Ltd.........................................................         90,000           34,046
Consolidated Electric Power............................................................         25,000           58,198
HKR International Ltd..................................................................         54,560           69,151
HSBC Holdings Plc......................................................................          3,315           67,524
New World Development..................................................................         12,102           70,431
Wing Lung Bank.........................................................................         10,680           66,299
                                                                                                            -----------

                                                                                                                489,391
                                                                                                            -----------
HUNGARY-0.1%
Mol Magyar Olaj-Es Gazipari............................................................          1,950           19,891
                                                                                                            -----------
INDIA-0.4%
State Bank of India-GDR ** (a).........................................................          6,000           84,900
                                                                                                            -----------

                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1996
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED

INDONESIA-0.4%
Pt Darya Varia Laboratoria-Foreign.....................................................         29,120      $    43,756
Pt Hm Sampoerna-Foreign................................................................          3,500           32,531
                                                                                                            -----------
                                                                                                                 76,287
                                                                                                            -----------
IRELAND-1.0%
Bank of Ireland........................................................................         14,839          121,996
Smurfit (Jefferson)....................................................................         24,371           66,455
                                                                                                            -----------
                                                                                                                188,451
                                                                                                            -----------
ITALY-3.3%
ENI SPA................................................................................         42,000          200,874
Istituto Mobiliare Italiano............................................................         10,000           79,201
Mediaset SPA **........................................................................         25,000          117,457
Stet D Risp Port (Non Convertible).....................................................         35,000           93,386
Telecom Italia Mobile..................................................................         70,000          150,414
                                                                                                            -----------
                                                                                                                641,332
                                                                                                            -----------
JAPAN-12.4%
Autobacs Seven.........................................................................          1,000           78,170

Canon Sales Co. Inc....................................................................          4,000          101,533
Circle K Japan Co Ltd..................................................................          3,300          137,675
Daihatsu Motor Co Ltd..................................................................         16,000           98,511
DDI Corporation........................................................................             17          127,662
Fuji Photo Film........................................................................          3,000           86,162
Hitachi Ltd............................................................................         10,000           88,709
Honda Motor Co Ltd.....................................................................          6,000          143,340
Jusco Co...............................................................................          5,000          148,434
Kawasaki Steel.........................................................................         44,000          135,646
Kokusai Denshin Denwa Co. Ltd..........................................................          1,400          121,119
Mitsubishi Corp........................................................................          8,000           89,236
Mitsubishi Heavy.......................................................................         11,000           84,537
Nintendo Corp Ltd......................................................................          3,500          223,793
Nomura Securities Co Ltd...............................................................          4,000           66,049
Promise Co Ltd.........................................................................          3,200          149,242
Rohm Corp..............................................................................          2,000          118,572
Sankyo Co Ltd..........................................................................          5,000          123,842
Sumitomo Marine & Fire.................................................................         12,000           86,004
Taisei Corp............................................................................         14,000           86,074
Toshiba Corporation....................................................................         14,000           87,550
                                                                                                            -----------
                                                                                                              2,381,860
                                                                                                            -----------

                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1996
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED

LUXEMBOURG-0.3%
Audiofina..............................................................................          1,175      $    50,707
                                                                                                            -----------

MALAYSIA-0.3%
Lion Land Berhad.......................................................................         50,000           50,069
                                                                                                            -----------


MEXICO-0.8%
Empresas Ica Sociedad--Sponsored ADR **................................................          1,900           24,700
Grupo Posadas SA-Class L...............................................................        180,000           75,471
Telefonos de Mexico ADR................................................................          1,500           45,750
                                                                                                            -----------
                                                                                                                145,921
                                                                                                            -----------

NETHERLANDS-4.3%
Akzo Nobel.............................................................................            780           98,290
Baan Company NV **.....................................................................          1,500           55,698
Heineken NV............................................................................            600          113,341
ING Groep NV...........................................................................          3,815          118,948
Koninklijke Ahold NV...................................................................          1,700           99,195
Ranstad Holdings NV....................................................................          1,700          137,471
Telegraaf Holdingsmij-CVA..............................................................          1,672           35,970
Vendex International NV................................................................          2,016           81,393
Wolters Kluwer NV **...................................................................            600           77,128
                                                                                                            -----------
                                                                                                                817,434
                                                                                                            -----------

NEW ZEALAND-0.6%
Carter Holt Harvey Ltd.................................................................         24,000           54,162
Lion Nathan............................................................................         27,000           69,242
                                                                                                            -----------
                                                                                                                123,404
                                                                                                            -----------

NORWAY-1.6%
Ekjop..................................................................................          2,100           50,848
Netcom Asa **..........................................................................          7,000           63,080
Norsk Hydro............................................................................          1,800           82,936
Uni-Storebrand AS-Class A..............................................................         20,000          117,227
                                                                                                            -----------
                                                                                                                314,091
                                                                                                            -----------

                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1996
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE

DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED

PERU-0.6%
Banco Wiese-Sponsored ADR..............................................................          4,600      $    24,150
Cementos Lima SA-Trabajo...............................................................         19,314           26,361
Cia de Minas Buenaventura..............................................................          2,698           20,942
Cia de Minas Buenaventura-Class B **...................................................            674            5,746
Telefonica de Peru.....................................................................         22,000           46,549
                                                                                                            -----------
                                                                                                                123,748
                                                                                                            -----------
PHILIPPINES-0.5%
San Miguel Corporation, Class B (ORD)..................................................         16,500           59,646
Southeast Asia Cement Holdings.........................................................        381,600           36,301
                                                                                                            -----------
                                                                                                                 95,947
                                                                                                            -----------
POLAND-0.7%
Bank Rozwoju Eksportu SA...............................................................          1,300           38,607
Electrim SA............................................................................          5,000           41,790
Gorazdze...............................................................................            800           21,197
Mostostal-Export SA....................................................................         10,000           25,429
                                                                                                            -----------
                                                                                                                127,023
                                                                                                            -----------
PORTUGAL-1.3%
Cimentos de Portugal SA................................................................          2,000           42,039
Filmes Lusomundo SA **.................................................................          4,400           49,448
Jeronimo Martins.......................................................................            500           45,606
Portugal Telecom.......................................................................          4,250          110,519
                                                                                                            -----------
                                                                                                                247,612
                                                                                                            -----------
RUSSIA-1.4%
Gazprom ** (a).........................................................................          3,500           55,125
JSC Chernogorneft ADR **...............................................................          7,000           73,063
Lukoil Oil Co ADR......................................................................          3,530          139,435
                                                                                                            -----------
                                                                                                                267,623
                                                                                                            -----------
SOUTH AFRICA-0.5%
Barlow Limited.........................................................................          3,200           27,891
Nedcor Ltd.............................................................................          2,820           41,166
South African Breweries Ltd............................................................          1,321           34,345
                                                                                                            -----------
                                                                                                                103,402
                                                                                                            -----------

                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1996
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED

SOUTH KOREA-0.2%
Korea Electric Power Corp ADR..........................................................          2,500      $    45,000
                                                                                                            -----------

SPAIN-4.1%
Banco Central Hispano..................................................................          5,340          124,716
Banco Popular Espanola-(Registered)....................................................            500           95,576
Centros Comerciales Pryca..............................................................          5,200          119,409
Empresa Nacional de Electricidad.......................................................          1,500           91,814
General de Aguas D'Barcelona...........................................................          1,800           73,639
Repsol SA..............................................................................          2,000           65,285
Tabacalera SA-Class A..................................................................          2,040           74,664
Telefonica de Espana...................................................................          7,000          140,444
                                                                                                            -----------
                                                                                                                785,547
                                                                                                            -----------

SWEDEN-4.1%
Autoliv AB.............................................................................          2,350           99,703
Ericsson AB, Class B...................................................................          3,960          107,190
Lindex AB..............................................................................          5,850          114,758
Nordbanken AB..........................................................................          5,800          152,585
Sandvik AB-Class B Fria................................................................          4,500          106,068
Sparbanken Sverige.....................................................................          6,200           98,054
Stadshypotex AB........................................................................          3,700           97,057
Tornet Fastighets AB...................................................................            620            7,873
                                                                                                            -----------
                                                                                                                783,288
                                                                                                            -----------

SWITZERLAND-3.3%
Holderbank Finance Glarus Class B......................................................            130           90,038
Kuoni Reisen Holding (Registered)......................................................             43           96,834
Nestle SA (Registered).................................................................             90           97,811
Roche Holdings AG......................................................................             50           61,345
Sandoz AG (Registered).................................................................             60           69,529

Swissair (Registered) **...............................................................             82           63,933
Zurich Versicherungs (Registered)......................................................            550          150,631
                                                                                                            -----------
                                                                                                                630,121
                                                                                                            -----------

                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1996
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
COMMON STOCKS -- CONTINUED

THAILAND-1.1%
Advanced Info Services (FB)............................................................          5,600      $    75,999
Land & House Plc (Alien Shares)........................................................          3,800           31,598
Siam Cement Co Ltd-Foreign (Registered)................................................          1,300           44,464
Siam Commercial Bank (Alien Shares)....................................................          6,300           57,329
                                                                                                            -----------
                                                                                                                209,390
                                                                                                            -----------
TURKEY-0.4%
Eregli Demir Ve Celik Fabrik...........................................................        240,000           28,020
Hurriyet Gazeteci......................................................................        600,000           30,511
Petkim Petrokimya Holding AS...........................................................         34,000           13,761
                                                                                                            -----------
                                                                                                                 72,292
                                                                                                            -----------
UNITED KINGDOM-10.2%
3I Group Plc (ORD).....................................................................         10,000           78,711
British Aerospace Plc (ORD)............................................................          7,107          134,789
British Airways Plc (ORD)..............................................................         10,180           91,812
British Petroleum Co Plc (ORD).........................................................         10,468          112,644
DFS Furniture Co. Plc (ORD)............................................................          4,800           42,626
General Electric Plc (ORD).............................................................         12,000           74,137
Glaxo Wellcome Plc (ORD)...............................................................          4,500           70,474
Granada Group Plc (ORD)................................................................          7,119          102,392
Harvey Nichols Group Plc (ORD) **......................................................         10,000           54,536
HSBC Holdings Plc (ORD)................................................................          5,000          105,003

Imperial Tobacco Plc (ORD) **..........................................................         11,000           64,377
Ladbroke Group (ORD)...................................................................         23,000           74,698
Lloyds TSB Group Plc (ORD).............................................................         16,000          101,584
London Clubs International (ORD).......................................................         28,000          143,129
Lonrho Plc (ORD).......................................................................         37,000           90,351
Marks & Spencer Plc (ORD)..............................................................          9,300           78,122
Rentokil Initial Plc (ORD).............................................................         11,000           73,868
Rolls Royce Plc (ORD)..................................................................         17,000           70,184
Royal & Sun Alliance Insurance Group (ORD).............................................         15,000          102,927
Sage Group Plc (ORD)...................................................................         12,500           97,474
Siebe Plc (ORD)........................................................................          7,193          112,883
Tesco Plc (ORD)........................................................................         15,145           81,979
                                                                                                            -----------
                                                                                                              1,958,700
                                                                                                            -----------

TOTAL COMMON STOCKS (COST $14,962,921).................................................                      16,204,846
                                                                                                            -----------

                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1996
(PERCENTAGE OF NET ASSETS)

                                                                                                              MARKET
                                                                                                SHARE          VALUE
DESCRIPTION                                                                                    AMOUNT        (NOTE 1)
---------------------------------------------------------------------------------------        -------      -----------
MUTUAL FUNDS -- 1.0%

SOUTH KOREA-0.3%
Korea Fund.............................................................................          3,000      $    50,628
                                                                                                            -----------

TAIWAN-0.5%
Taipei Fund-Units......................................................................          1,200          101,928
                                                                                                            -----------

MULTI-NATIONAL-0.2%
Morgan Stanley Africa Investments Fund, Inc............................................          3,100           39,525
                                                                                                            -----------


TOTAL MUTUAL FUNDS (COST $195,201).....................................................                         192,081
                                                                                                            -----------

RIGHTS & WARRANTS -- 0.4%

HUNGARY-0.4%
Egis Rights............................................................................            780           48,115
Pick Szeged Rights.....................................................................            526           23,696
                                                                                                            -----------
                                                                                                                 71,811
                                                                                                            -----------

POLAND-0.0%
Mostostal-Export SA-Rights.............................................................         10,000               --

BRAZIL-0.0%
Brahma Warrants, expires 4/30/2003.....................................................          9,993              573
                                                                                                            -----------

SWITZERLAND-0.0%
Roche Holdings Warrants, expires 5/05/1998.............................................              5               --
                                                                                                            -----------

TOTAL RIGHTS & WARRANTS (COST $49,379).................................................                          72,384
                                                                                                            -----------
CORPORATE CONVERTIBLE BOND -- 0.1%
                                                                                                   PAR
                                                                                                  VALUE
                                                                                                  ------
SWITZERLAND-0.1%
Winterthur-(Virgin Island)               2.500%  due 12/31/98  (Cost $13,199)               CHF   15,360          14,474
                                                                                                              ----------

                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
OCTOBER 31, 1996
(PERCENTAGE OF NET ASSETS)

                                                                                                                 MARKET
               FACE                                                                                               VALUE
CURRENCY      VALUE                                                                                             (NOTE 1)
--------    ----------                                                                                        -------------

                         SHORT-TERM INVESTMENTS -- 25.1%
 USD         4,815,769   Investors Bank & Trust Repurchase Agreement, dated 10/31/1996, due 11/01/1996, with a maturity value of $4,816,458 and an effective yield of 5.15%, collateralized by a Federal National Mortgage Association Obligation, with a rate of 5.15%, a maturity date of 4/01/2024, and a market value of $5,057,017 (at
                         amortized cost)...................................................................   $   4,815,769
                                                                                                              -------------
                         TOTAL INVESTMENTS-111.2% (COST $20,036,469) *                                           21,299,554
                         OTHER ASSETS AND LIABILITIES (NET)-(11.2%)                                              (2,138,367)
                                                                                                              -------------
                         TOTAL NET ASSETS-100.0%                                                              $  19,161,187
                                                                                                              =============


                         PORTFOLIO FOOTNOTES:
                         ADR American Depository Receipt
                         ORD Ordinary Shares

                         *   Aggregate cost for federal income tax purpose was $20,062,038. (See Note 4)
                         **  Non-income producing security.
                         (a) Securities that may be resold to 'qualified institutional buyers' under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
                             Trustees.

                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS-INDUSTRY SECTOR (UNAUDITED)
OCTOBER 31, 1996
(PERCENTAGE OF NET ASSETS)

  At October 31, 1996, sector diversification of the fund's equity investments was as follows:

                                                                                                                 MARKET
                                                                                                  % OF NET        VALUE
                                                                                                   ASSETS       (NOTE 1)
                                                                                                  --------     -----------
INDUSTRY SECTOR:
  Banking......................................................................................       9.4%     $ 1,809,171
  Communication................................................................................       7.2        1,387,250
  Retail Trade.................................................................................       6.4        1,235,410

  Food & Beverage..............................................................................       6.4        1,228,906
  Health.......................................................................................       5.7        1,083,353
  Industrial...................................................................................       4.8          913,141
  Utilities....................................................................................       4.5          859,314
  Finance......................................................................................       4.3          818,614
  Transportation...............................................................................       3.9          754,406
  Motor Vehicles & Equipment...................................................................       3.3          630,164
  Insurance....................................................................................       2.9          565,135
  Chemicals....................................................................................       2.8          547,972
  Consumer Goods...............................................................................       2.6          498,851
  Natural Resources............................................................................       2.4          468,186
  Construction.................................................................................       2.4          452,576
  Metals & Mining..............................................................................       2.1          404,759
  Electronics..................................................................................       2.0          388,275
  Publishing...................................................................................       1.9          358,546
  Entertainment................................................................................       1.8          352,881
  Paper & Forest Products......................................................................       1.7          329,857
  Consumer Services............................................................................       1.4          266,566
  Computer & Office Equipment..................................................................       1.2          226,837
  Communication................................................................................       1.2          221,048
  Lodging......................................................................................       0.9          172,305
  Other........................................................................................       2.8          510,262
                                                                                                  --------     -----------
TOTAL INVESTMENTS (EXCLUDES SHORT-TERM INVESTMENTS)............................................      86.0       16,483,785
OTHER ASSETS AND LIABILITIES (NET).............................................................      14.0        2,677,402
                                                                                                  --------     -----------
NET ASSETS.....................................................................................     100.0%     $19,161,187
                                                                                                  ========     ===========


                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 1996

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                                    CONTRACTS TO DELIVER
                        -------------------------------------------                                       NET UNREALIZED
EXPIRATION                      LOCAL                     VALUE IN               IN EXCHANGE               APPRECIATION
   DATE                       CURRENCY                       USD                   FOR USD                (DEPRECIATION)
----------              ---------------------             ---------              -----------              --------------
 12/03/96                     JPY  64,281,000               567,143                 600,000                 $   32,857
 12/03/96                     JPY  55,465,000               489,360                 500,000                     10,640

 12/16/96                     DEM   1,513,000             1,001,736                 993,434                     (8,302)
                                                                                                          --------------

           Net unrealized appreciation of forward foreign exchange contracts................                $   35,195
                                                                                                          ==============

                     GLOSSARY OF CURRENCIES

           CHF        --         Swiss Franc
           DEM        --         German Deutschemark
           JPY        --         Japanese Yen
           USD        --         United States Dollar

                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

                                                                                              BJB                 BJB
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                             FUND                 FUND
                                                                                         -------------    --------------------
ASSETS:
  Investments in securities, at value (Cost $13,192,070 and $15,220,700,
     respectively)....................................................................    $13,589,069         $ 16,483,785
  Repurchase agreements, at amortized cost............................................        727,881            4,815,769
  Cash and foreign currency, at value (Cost $0 and $95,191, respectively).............             --               96,599
  Receivables:
     Investments sold.................................................................        352,239              344,244
     Interest and dividends...........................................................        357,208               13,273
     Tax reclaim......................................................................             --               15,009
     Unrealized appreciation of forward foreign exchange contracts....................         34,043               43,497
  Other Assets:
     Unamortized organization costs (Note 6)..........................................         14,979                9,737
     Prepaid expense..................................................................          8,996                8,130
                                                                                         -------------    --------------------
     Total Assets.....................................................................     15,084,415           21,830,043
                                                                                         -------------    --------------------
LIABILITIES:
  Payables:
     Investments purchased............................................................        350,710            2,451,464
     Fund shares redeemed.............................................................             --              126,632
     Unrealized depreciation of forward foreign exchange contracts....................         45,346                8,302
     Investment advisory fee payable (Note 2).........................................         22,808               17,419
     Custody and administration fee payable...........................................         26,400               29,809

     Distribution and shareholder servicing fees payable (Note 3).....................          9,243                8,880
     Accrued expenses and other payables..............................................         45,676               26,350
                                                                                         -------------    --------------------
     Total Liabilities................................................................        500,183            2,668,856
                                                                                         -------------    --------------------
NET ASSETS............................................................................    $14,584,232         $ 19,161,187
                                                                                         =============    ===================

NET ASSETS CONSIST OF:
  Par value...........................................................................    $     1,215         $      1,677
  Paid in capital in excess of par value..............................................     15,121,195           22,425,428
  Undistributed accumulated net investment income (loss)..............................        140,813                 (891)
  Accumulated net realized loss on investments sold, forward foreign exchange
     contracts and foreign currency transactions......................................     (1,068,574)          (4,562,409)
  Net unrealized appreciation on investments, forward foreign exchange contracts,
     foreign currency transactions and net other assets...............................        389,583            1,297,382
                                                                                         -------------    --------------------
NET ASSETS............................................................................    $14,584,232         $ 19,161,187
                                                                                         =============    ====================
SHARES OUTSTANDING....................................................................      1,214,595            1,677,125
                                                                                         =============    ====================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE........................................    $     12.01         $      11.43
                                                                                         =============    ====================


                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

                                                                                              BJB                 BJB
                                                                                         GLOBAL INCOME    INTERNATIONAL EQUITY
                                                                                             FUND                 FUND
                                                                                         -------------    --------------------
INVESTMENT INCOME (LOSS):
  Interest............................................................................    $ 1,110,683          $   18,122
  Dividends+..........................................................................             --             192,320
                                                                                         -------------        -----------
                                                                                            1,110,683             210,442
EXPENSES:
  Investment advisory fee (Note 2)....................................................        101,220             117,362
  Custody and administration fees.....................................................        107,544             103,519
  Distribution and shareholder servicing fees (Note 3)................................         38,931              29,340
  Auditing fees.......................................................................         24,800              10,600
  Transfer agent fees.................................................................         24,015              21,416

  Amortization of organization costs (Note 6).........................................         22,697               5,552
  Shareholder reports.................................................................         17,423              14,410
  Insurance premium expense...........................................................         16,403               9,356
  Registration and filing fees........................................................         14,772              11,458
  Trustees' fees and expenses (Note 2)................................................         12,857              11,575
  Legal fees..........................................................................         12,284              11,558
  Miscellaneous fees..................................................................          1,056               1,056
  Fees waived by investment advisor (Note 2)..........................................             --             (58,681)
                                                                                         -------------        -----------
     Total Gross Expenses.............................................................        394,002             288,521
     Less: Fees paid indirectly (Note 2)..............................................        (16,003)            (10,208)
                                                                                         -------------        -----------
     Net Expenses.....................................................................        377,999             278,313
                                                                                         -------------        -----------
NET INVESTMENT INCOME (LOSS)..........................................................        732,684             (67,871)
                                                                                         -------------        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 4):
  Realized gain (loss) on:
     Security transactions++..........................................................        470,194             148,734
     Forward foreign exchange contracts...............................................        145,241             124,574
     Foreign currency transactions....................................................        (45,312)             14,872
                                                                                         -------------        -----------
       Net realized gain on investments...............................................        570,123             288,180
                                                                                         -------------        -----------
  Net change in unrealized appreciation (depreciation) of:
     Securities.......................................................................       (141,377)          1,069,465
     Forward foreign exchange contracts...............................................         26,258              11,774
     Currencies and net other assets..................................................         (3,521)             (2,155)
                                                                                         -------------        -----------
       Net change in unrealized appreciation (depreciation) of investments............       (118,640)          1,079,084
                                                                                         -------------        -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................................        451,483           1,367,264
                                                                                         -------------        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................    $ 1,184,167          $1,299,393
                                                                                         =============        ===========


------------------
 + Net of foreign withholding tax of $24,000 for the Equity Fund.
++ Net of foreign capital gains withholding tax of $24,038 for the Equity Fund.

                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                           FOR THE YEAR        FOR THE YEAR
                                                                                              ENDED               ENDED
                                                                                         OCTOBER 31, 1996    OCTOBER 31, 1995
                                                                                         ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income.................................................................     $    732,684        $  1,041,135
Net realized gain on investments......................................................          570,123             930,422
Net change in unrealized appreciation (depreciation) of investments...................         (118,640)            439,503
                                                                                         ----------------    ----------------
Net increase in net assets resulting from operations..................................        1,184,167           2,411,060
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
     Class A shares...................................................................       (1,396,952)           (950,161)
     Class B shares...................................................................               --                (903)
FUND SHARE TRANSACTIONS:
  Net decrease from Fund share transactions (Note 5):
     Class A shares...................................................................       (2,529,620)        (12,750,548)
     Class B shares...................................................................               --             (26,996)
                                                                                         ----------------    ----------------
  Net decrease in net assets..........................................................       (2,742,405)        (11,317,548)
NET ASSETS:
Beginning of period...................................................................       17,326,637          28,644,185
                                                                                         ----------------    ----------------
End of period (including undistributed net investment income of $140,813 and $672,807,
  respectively).......................................................................     $ 14,584,232        $ 17,326,637
                                                                                         ================    ================


                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           FOR THE YEAR        FOR THE YEAR
                                                                                              ENDED               ENDED
                                                                                         OCTOBER 31, 1996    OCTOBER 31, 1995
                                                                                         ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss...................................................................     $    (67,871)        $  (58,518)
Net realized gain (loss) on investments...............................................          288,180         (2,069,254)
Net change in unrealized appreciation of investments..................................        1,079,084            479,443
                                                                                         ----------------    ----------------
Net increase (decrease) in net assets resulting from operations.......................        1,299,393         (1,648,329)
FUND SHARE TRANSACTIONS:

  Net increase (decrease) from Fund share transactions (Note 5):
     Class A shares...................................................................        8,218,480         (3,540,598)
     Class B shares...................................................................               --            (13,361)
                                                                                         ----------------    ----------------
  Net increase (decrease) in net assets...............................................        9,517,873         (5,202,288)
NET ASSETS:
Beginning of period...................................................................        9,643,314         14,845,602
                                                                                         ----------------    ----------------
End of period (including accumulated net investment loss of $(891) and $(48,428),
  respectively).......................................................................     $ 19,161,187         $9,643,314
                                                                                         ================    ================


                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                        YEAR        YEAR         YEAR         YEAR       PERIOD
                                                                       ENDED        ENDED        ENDED       ENDED        ENDED
                                                                      10/31/96    10/31/95#    10/31/94#    10/31/93    10/31/92*
                                                                      --------    ---------    ---------    --------    ---------
Net Asset Value, beginning of period...............................   $  12.11     $ 11.16      $ 12.28     $  12.36     $ 12.00
                                                                      --------    ---------    ---------    --------    ---------
Income (Loss) from investment operations:
  Net investment income............................................       0.59        0.59         0.39         0.37        0.16**
  Net realized and unrealized gain (loss) on securities............       0.36        0.92        (0.81)        0.58        0.42
                                                                      --------    ---------    ---------    --------    ---------
     Total income (loss) from investment operations................       0.95        1.51        (0.42)        0.95        0.58
Less Distributions:
Dividends from net investment income...............................      (1.05)      (0.56)       (0.27)       (0.37)      (0.16)
Distributions from net realized gains..............................         --          --           --        (0.66)         --
Distributions from Capital (Note 1)................................         --          --        (0.43)          --       (0.06)
                                                                      --------    ---------    ---------    --------    ---------
     Total distributions...........................................      (1.05)      (0.56)       (0.70)       (1.03)      (0.22)
                                                                      --------    ---------    ---------    --------    ---------
Net Asset Value, end of period.....................................   $  12.01     $ 12.11      $ 11.16     $  12.28     $ 12.36
                                                                      ========    =========    =========    ========    =========
Total Return***....................................................       8.25%      13.90%       (3.54)%       8.15%       4.86%
                                                                      ========    =========    =========    ========    =========
Ratios/Supplemental Data:
Net assets, end of period (in 000's)...............................   $ 14,584     $17,327      $28,619     $ 57,682     $28,647
Ratio of net investment income to average net assets...............       4.71%       5.19%        3.29%        2.24%       3.95%+
Ratio of total expenses to average net assets......................       2.53%##     2.15%##      1.66%        1.78%       1.00%+**

Portfolio turnover rate............................................        219%        319%         320%         291%         43%

------------------------------

   *  The BJB Global Income Fund commenced operations on July 1, 1992.

  **  Net investment income and annualized operating expenses before waiver of fees by the investment adviser, sub-investment adviser or administrator were $0.13 and 1.75%.

 ***  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

   +  Annualized.

   #  Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.

  ##  Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of total expenses to average net assets would have been 2.43% and 2.05% for the years ended October 31, 1996 and 1995, respectively.

                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                  PERIOD         PERIOD
                                                                                                   ENDED          ENDED
                                                                                                 9/19/95**      10/31/94*
                                                                                                 ---------      ---------
Net Asset Value, beginning of period.....................................................         $ 11.16        $ 12.18
                                                                                                 ---------      ---------
Income (Loss) from investment operations:
  Net investment income #................................................................            0.33           0.29
  Net realized and unrealized gain (loss) on securities..................................            0.92          (0.73)
                                                                                                 ---------      ---------
     Total income (loss) from investment operations......................................            1.25          (0.44)
                                                                                                 ---------      ---------
Less Distributions:
Dividends from net investment income.....................................................           (0.40)         (0.23)
Distributions from Capital (Note 1)......................................................              --          (0.35)
                                                                                                 ---------      ---------

     Total distributions.................................................................           (0.40)         (0.58)
                                                                                                 ---------      ---------
Net Asset Value, end of period...........................................................         $ 12.01        $ 11.16
                                                                                                 =========      =========
Total Return ***.........................................................................           11.39%         (3.72)%
                                                                                                 =========      =========
Ratios/Supplemental Data:
Net assets, end of period (in 000's).....................................................         $     0        $    25
Ratio of net investment income to average net assets+....................................            2.56%          2.56%
Ratio of total expenses to average net assets+...........................................            2.37%##        2.38%
Portfolio turnover rate..................................................................             319%           320%


------------------

   *  The BJB Global Income Fund commenced selling Class B shares on November 30, 1993.

  **  Class B shares were completely redeemed as of September 19, 1995. The net asset value of $12.01 represents the final stated number at which shares were redeemed on that date.

 ***  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

   +  Annualized.

   #  Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.

  ##  Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of total expenses to average net assets would have been 2.28% for the period ended September 19, 1995.

                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                         YEAR           YEAR            YEAR       PERIOD
                                                                        ENDED           ENDED          ENDED        ENDED
                                                                       10/31/96       10/31/95#       10/31/94    10/31/93*
                                                                       --------       ---------       --------    ---------
Net Asset Value, beginning of period................................   $  10.13        $ 11.30        $  13.10     $ 12.00

                                                                       --------       ---------       --------    ---------
Income from investment operations:
  Net investment loss++.............................................      (0.02)         (0.06)          (0.21)      (0.02)
     Net realized and unrealized gain (loss) on securities..........       1.32          (1.11)          (1.56)       1.12
                                                                       --------       ---------       --------    ---------
     Total income (loss) from investment operations.................       1.30          (1.17)          (1.77)       1.10
                                                                       --------       ---------       --------    ---------
Less distributions:
In excess of net investment income..................................         --             --           (0.03)         --
                                                                       --------       ---------       --------    ---------
Net Asset Value, end of period......................................   $  11.43        $ 10.13        $  11.30     $ 13.10
                                                                       ========       =========       ========    =========
Total Return **.....................................................      12.73%        (10.35)%        (13.53)%      9.17%
                                                                       ========       =========       ========    =========
Ratios/Supplemental Data:
Net assets, end of period (in 000's)................................   $ 19,161        $ 9,643        $ 14,831     $11,292
Ratio of net investment loss to average net assets..................      (0.58)%        (0.63)%         (1.26)%     (3.83)%+
Ratio of total expenses to average net assets.......................       2.46%(a)(c)    2.84%(b)(c)     2.16%       2.09%+
Portfolio turnover rate.............................................         67%           116%            169%         20%
Average brokerage commission rate...................................   $0.00464            N/A             N/A         N/A

------------------------------

   *  The BJB International Equity Fund commenced operations on October 4, 1993.

  **  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

   +  Annualized.

  ++  Net investment loss before waiver of fees by the investment adviser was ($0.05) and ($0.11) for the years ended
      October 31, 1996 and 1995, respectively.

   #  Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.

 (a)  Figure is net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio of total expenses to average net assets would have been 2.96%.

 (b)  Figures are net of the expense reimbursement by the Adviser in connection with the voluntary and involuntary expense limitation. Before the expense reimbursement the ratio of total expenses to average net assets would have been
      3.36%.

 (c)  Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of total expenses to average net assets would have been 2.37% and 2.67% for the years ended October 31, 1996 and 1995, respectively.

                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
BJB INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                  PERIOD          PERIOD
                                                                                                  ENDED            ENDED
                                                                                                9/19/95**#       10/31/94*
                                                                                                ----------       ---------
Net Asset Value, beginning of period.........................................................     $11.30          $ 13.01
                                                                                                ----------       ---------
Income from investment operations:
  Net investment loss........................................................................      (0.03)++         (0.13)
  Net realized and unrealized gain (loss) on securities......................................      (1.02)           (1.55)
                                                                                                ----------       ---------
     Total loss from investment operations...................................................      (1.05)           (1.68)
                                                                                                ----------       ---------
Less Distributions:
In excess of net investment income...........................................................         --            (0.03)
                                                                                                ----------       ---------
Net Asset Value, end of period...............................................................     $10.25          $ 11.30
                                                                                                ==========       =========
Total Return***..............................................................................      (9.29)%         (12.93)%
                                                                                                ==========       =========
Ratios/Supplemental Data:
Net assets, end of period (in 000's).........................................................     $    0          $    15
Ratio of net investment loss to average net assets+..........................................      (0.27)%          (1.97)%
Ratio of total expenses to average net assets+...............................................       2.48%(b)(c)      2.86%
Portfolio turnover rate......................................................................        116%             169%

------------------

   *  The BJB International Equity Fund commenced selling Class B shares on November 30, 1993.

  **  Class B shares were completely redeemed as of September 19, 1995. The net asset value of $10.25 represents the final stated number at which shares were redeemed on that date.

 ***  Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.

   +  Annualized.

  ++  Net investment loss before waiver of fees by the investment adviser and/or administrator was ($0.07) for the period ended September 19, 1995.

   #  Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.

 (b)  Figures are net of the expense reimbursement by the Adviser in connection with the voluntary and involuntary expense limitation. Before the expense reimbursement the ratio of total expenses to average net assets would have been 2.89%
      for the period ended September 19, 1995.

 (c)  Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of total expenses to average net assets would have been 2.34% for the period ended September 19, 1995.

                      See Notes to Financial Statements.

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

     BJB Investment Funds (the 'Trust') is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the '1940 Act'), as an open-end management investment company that currently offers two investment funds: BJB Global Income Fund (the 'Income Fund') and BJB International Equity Fund (the 'Equity Fund') (individually, a 'Fund' and collectively, the 'Funds'). The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on April 30, 1992. The Income Fund commenced operations on July 1, 1992 and the Equity Fund commenced operations on October 4, 1993.

     The Income Fund's investment objective is to maximize current income consistent with the protection of principal by investing in a non-diversified portfolio of fixed income securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. The Equity Fund's investment objective is long-term growth of capital from investing in a diversified portfolio of common stocks of foreign issuers of all sizes.

     The Funds currently offer only Class A shares, on a no-load basis. No class B shares, which were subject to a contingent deferred sales charge, were offered or outstanding after September 19, 1995. Both classes of shares had identical rights and privileges except with respect to the effect of the respective sales charges on each class, if any, the distribution and/or service fees borne by each class, expenses allocable exclusively to each class, voting rights on matters affecting a single class and the exchange privilege of each class.

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     Portfolio valuation: Generally, each Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined by or under the direction of the Trust's Board of Trustees. A security which is traded primarily on a United States or foreign stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees or its delegates. Debt securities (other than government securities and short-term obligations) are valued by independent pricing services approved by the Trust's Board of Trustees. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost.

     Repurchase agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment advisers,

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

     Foreign currency: The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase trade date and sale trade date is included in realized gains and losses on security transactions.

     Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Option contracts: Purchase of put and call options are recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium paid. When a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     When a Fund writes a call option or a put option, an amount equal to the premium received by a Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a Fund realizes a gain equal to the amount of the premium received. When a Fund enters into a closing purchase transaction the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchased upon exercise.

     Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements on a particular stock. There is no physical delivery of securities.

     The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and distribution to shareholders: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. The Income Fund declares and pays monthly dividends of any investment income. The Equity Fund intends to declare and pay annually dividends from its net investment income. Both Funds will annually distribute any net realized capital gains. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986 for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. Permanent differences incurred during the year ended October 31, 1996 resulting from differences in book and tax accounting have been reclassified at year-end to undistributed net investment income, and accumulated net realized loss as follows:

                                                                                               INCREASE
                                                                                           IN UNDISTRIBUTED      (DECREASE)
                                                                                            NET INVESTMENT     IN ACCUMULATED
                                                                                                INCOME         REALIZED LOSS
                                                                                           ----------------    --------------
Income Fund.............................................................................      $  132,274         $ (132,274)
Equity Fund.............................................................................      $  115,408         $ (115,408)

     Federal income taxes: The Trust intends that each Fund separately qualify as a regulated investment company for U.S. Federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

     Julius Baer Investment Management Inc. ('Julius Baer Investment Management') serves as the Income Fund's investment adviser pursuant to an investment advisory agreement. The Income Fund pays Julius Baer Investment

Management a quarterly fee for its investment advisory services calculated at an annual rate of 0.65% of the Income Fund's average daily net assets. Bank Julius Baer & Co., Ltd. - New York Branch ('Bank Julius Baer') serves as the Income Fund's servicing agent pursuant to a servicing agent agreement with Julius Baer Investment Management. Out of its advisory fee, Julius Baer Investment Management pays Bank Julius Baer a quarterly fee calculated at an annual rate of 0.15% of the Income Fund's average daily net assets.

     Bank Julius Baer serves as the Equity Fund's investment adviser pursuant to an investment advisory agreement. The Equity Fund pays Bank Julius Baer a quarterly fee for its investment advisory services calculated at an annual rate of 1.00% of the Equity Fund's average daily net assets. During the year ended October 31, 1996, the adviser agreed to waive half (0.50%) of its 1.00% fee.

     The Advisers have agreed that if, in any fiscal year, the expenses borne by a Fund exceed applicable expense limitations imposed by the securities regulations of any state in which shares of a Fund are registered or qualified for sale to the public, each of them would reduce the fees paid to them by such Fund to the extent required by such regulations in the proportion that the fee it retains bears to total management fees. The most restrictive annual expense limit applicable limits each Fund's allowable operating expenses (excluding

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

interest, taxes, a portion of a Fund's 12b-1 distribution fees, a portion of a Fund's custodian expenses attributable to investments in foreign securities, brokerage commissions and extraordinary expenses) to 2.5% of the first $30 million of the average net assets of the Fund, 2% of the next $70 million of the average net assets of the Fund and 1.5% of the remaining average net assets of the Fund.

     No director, officer or employee of Julius Baer Investment Management, Bank Julius Baer or any affiliates of those entities received any compensation from the Trust for serving as an officer or Trustee of the Funds. The Funds pay each of the Trustees who is not a director, officer or employee of Julius Baer Investment Management, Bank Julius Baer or any affiliate thereof an annual fee of $5,000 plus $250 for each Board of Trustees meeting attended. In addition, the Funds reimburse these Trustees for travel and out-of-pocket expenses incurred in connection with the Board of Trustees meetings.

     The Funds have entered into an expense offset arrangement as part of the custody agreement with Investors Bank & Trust. Under this arrangement, custody fees are reduced when the Funds maintain cash on deposit at the custodian. For the year ended October 31, 1996, the Income Fund incurred total custody fees of $107,544 which, after receiving a credit of $16,003 pursuant to the expense offset arrangement resulted in a net expense of $91,541. For the year ended October 31, 1996, the Equity Fund incurred total custody fees in the amount of $103,519 which, after receiving a credit of $10,208 pursuant to the expense offset arrangement resulted in a net expense of $93,311. The assets deposited with Investors Bank & Trust under the expense offset arrangement could have been invested in an income-producing asset.

     For the year ended October 31, 1996, the Funds incurred total brokerage commissions of $66,653 of which $2,445 was paid in total to Bank Julius Baer, Frankfurt and Bank Julius Baer, Zurich (affiliates of the Advisers).

3. DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

     The Trust has adopted a Shareholder Services Plan and a Distribution Plan (the 'Plans') pursuant to Rule 12b-1 of the 1940 Act with respect to each class of shares of the Funds. Under the Plans, the Funds may compensate certain financial institutions, including Funds Distributor Inc., for certain distribution, shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of each of the Funds' shares. With respect to Class A shares of each Fund, a Fund may expend an aggregate amount on an annual basis not to exceed 0.25% of the value of the average daily net assets of that class. For the year ended October 31, 1996 the Income Fund and Equity Fund incurred $38,931 and $29,340, respectively, in service and distribution fees for Class A shares.

     Under their terms, the Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not 'interested persons' of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

4. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding U.S. government securities and short-term investments, during the year ended October 31, 1996, were as follows:

                                                                                                 COST OF       PROCEEDS
                                                                                                PURCHASES     FROM SALES
                                                                                               -----------    -----------
Income Fund.................................................................................   $31,821,399    $35,949,775
Equity Fund.................................................................................    14,667,052      7,647,652

     Cost of purchases and proceeds from sales of long-term U.S. government securities, excluding short-term investments, during the year ended October 31, 1996, were $8,645,838 and $8,450,853, respectively for the Income Fund.

BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


     At October 31, 1996, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was:

                                                                                                  UNREALIZED      UNREALIZED
                                                                                                 APPRECIATION    DEPRECIATION
                                                                                                 ------------    ------------
Income Fund...................................................................................    $  430,200      $   33,201
Equity Fund...................................................................................     1,838,395         600,879

5. SHARES OF BENEFICIAL INTEREST

     The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in shares of beneficial interest on the Income Fund and the Equity Fund were as follows:

                                                                        YEAR ENDED 10/31/96           YEAR ENDED 10/31/95
                                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                                     ----------    ------------    ----------    ------------
Income Fund Class A shares:
Sold..............................................................      137,746    $  1,633,687        58,447    $    652,663
Issued as reinvestment of dividends...............................       72,439         859,744        49,173         566,530
Redeemed..........................................................     (426,171)     (5,023,051)   (1,241,882)    (13,969,741)
                                                                     ----------    ------------    ----------    ------------
Net decrease......................................................     (215,986)   $ (2,529,620)   (1,134,262)   $(12,750,548)
                                                                     ==========    ============    ==========    ============


                                                                                                   YEAR ENDED 10/31/95
                                                                                                  SHARES         AMOUNT
                                                                                                ----------    ------------
Income Fund Class B shares:
Sold.........................................................................................           --              --
Issued as reinvestment of dividends..........................................................           78    $        901
Redeemed.....................................................................................       (2,319)        (27,897)
                                                                                                ----------    ------------
Net decrease.................................................................................       (2,241)   $    (26,996)
                                                                                                ==========    ============



                                                                        YEAR ENDED 10/31/96           YEAR ENDED 10/31/95
                                                                       SHARES         AMOUNT         SHARES         AMOUNT
                                                                     ----------    ------------    ----------    ------------
Equity Fund Class A shares:
Sold..............................................................      929,622    $ 10,454,315       267,288    $  2,763,238
Issued as reinvestment of dividends...............................           --              --            --              --
Redeemed..........................................................     (204,887)     (2,235,835)     (627,941)     (6,303,836)
                                                                     ----------    ------------    ----------    ------------
Net increase (decrease)...........................................      724,735    $  8,218,480      (360,653)   $ (3,540,598)
                                                                     ==========    ============    ==========    ============


                                                                                                   YEAR ENDED 10/31/95
                                                                                                  SHARES         AMOUNT
                                                                                                ----------    ------------
Equity Fund Class B shares:
Sold.........................................................................................           --              --
Issued as reinvestment of dividends..........................................................           --              --
Redeemed.....................................................................................       (1,304)   $    (13,361)
                                                                                                ----------    ------------
Net decrease.................................................................................       (1,304)   $    (13,361)
                                                                                                ==========    ============


BJB INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. ORGANIZATIONAL COSTS

     All costs in connection with the organization of the Funds, including the fees and expenses of registering and qualifying their shares for distribution under federal and state securities regulations, are being amortized on the straight-line method over a period of sixty months from July 1, 1992, the date that the Income Fund commenced operations, and from October 4, 1993, the date the Equity Fund commenced operations. In the event that any of the initial shares of the Funds are redeemed during such amortization period, the Funds will be reimbursed for any unamortized costs in the same proportion as the number of initial shares outstanding bears to the total numbers of shares outstanding at the time of redemption.

7. FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

8. CAPITAL LOSS CARRYFORWARD

     At October 31, 1996, the Funds had the following available capital loss carryforwards:

                                                                                                  EXPIRING IN    EXPIRING IN
                                                                                                     2002           2003
                                                                                                  -----------    -----------
Income Fund....................................................................................   $ 1,068,573    $        --
Equity Fund....................................................................................     2,731,559      1,830,291

BJB INVESTMENT FUNDS
BJB GLOBAL INCOME FUND
AND BJB INTERNATIONAL EQUITY FUND

                                                    INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

[LOGO OF KPMG PEAT MARWICK LLP]

The Board of Trustees
BJB Investment Funds

     We have audited the accompanying statements of assets and liabilities of the BJB Global Income Fund and BJB International Equity Fund, portfolios of the BJB Investment Funds, including the portfolios of investments and schedules of forward foreign exchange contracts as of October 31, 1996 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from July 1, 1992 (commencement of operations) to October 31, 1992 for BJB Global Income Fund and the financial highlights for each of the years or periods in the three-year period then ended and for the period from October 4, 1993 (commencement of operations) to October 31, 1993 for the BJB International Equity Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BJB Global Income Fund and BJB International Equity Fund as of October 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the years or periods referred to in the first paragraph above in conformity with generally accepted accounting principles.

Boston, Massachusetts
December 6, 1996

--------------------------------------------------------------------------------
                                                    ANNUAL REPORT

                                           [LOGO OF BJB INVESTMENT FUNDS]

                                                        BJB
                                                       Global
                                                       Income
                                                        Fund

                                                         BJB
                                                     International
                                                        Equity
                                                         Fund

                                                    October 31, 1996